                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
  --------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

  --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

 [X]  No fee required.
 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)   Title of each class of securities to which transaction applies:

           --------------------------------------------------------------------
      2)   Aggregate number of securities to which transaction applies:

           --------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

           --------------------------------------------------------------------
      4)   Proposed maximum aggregate value of transaction:

           --------------------------------------------------------------------
      5)   Total fee paid:

           --------------------------------------------------------------------

 [ ]  Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously paid:

           --------------------------------------------------------------------
      2)   Form, Schedule or Registration Statement No.:

           --------------------------------------------------------------------
      3)   Filing Party:

           --------------------------------------------------------------------
      4)   Date Filed:

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

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.


                                                             September __, 2000

Dear Stockholder:

           You are cordially invited to attend the annual meeting of stockholders of Boots & Coots International Well Control, Inc. (the "Company") to be held at 3:00 p.m., on Wednesday, October 25, 2000, at the J.W. Marriott, 5150 Westheimer Road, Houston, Texas 77056.

           At this Annual Meeting, you will be asked to elect three Class I directors to serve for a term of one year, three Class II directors to serve for a term of two years and two Class III directors to serve for a term of three years; to approve an amendment to the Company's Amended and Restated Certificate of Incorporation, increasing from 50,000,000 to 125,000,000 the number of authorized shares of common stock of the Company, par value $.00001 per share, and deleting provisions that prohibit the issuance of shares of Common Stock and Preferred Stock to officers, directors and 10% stockholders without a vote of a majority in interest of the disinterested stockholders of the Company; and to approve the Company's 2000 Long Term Incentive Plan. The board of directors recommends that you vote FOR these proposals.

           Details regarding the matters to be acted upon at this meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

           If you are a stockholder of record, please vote by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope. It is important that your shares be voted whether or not you attend the meeting in person. If you attend the meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.



                                               Very truly yours,

                                               Larry H. Ramming
                                               Chairman of the Board
                                                and Chief Executive Officer

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
                       777 POST OAK BOULEVARD, SUITE 800
                              HOUSTON, TEXAS 77056
                       ----------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD OCTOBER 25, 2000

To the Stockholders of Boots & Coots International Well Control, Inc.:

        The Annual Meeting of Stockholders of Boots & Coots International Well Control, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, October 25, 2000 at 3:00 p.m., local time, at the J.W. Marriott, 5150 Westheimer Road, Houston, Texas 77056, for the following purposes:

        1. To elect eight directors into three classes of directors to serve as follows: three Class I directors to serve for a term of one year, three Class II directors to serve for a term of two years and two Class III directors to serve for a term of three years or, in each case, until their successors are elected and qualified.

        2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to (i) increase from 50,000,000 to 125,000,000, the number of authorized shares of common stock, par value $.00001 per share, of the Company and (ii) delete provisions that prohibit the issuance of shares of Common Stock and Preferred Stock to officers, directors and 10% stockholders without a vote of a majority in interest of the disinterested stockholders of the Company.

        3. To approve the Company's 2000 Long Term Incentive Plan.

        4. To transact such other business as may properly come before the meeting or any adjournments thereof.

        Only stockholders of record at the close of business on September 7, 2000 are entitled to notice of and to vote at the meeting.

                                       By Order of the Board of Directors,

                                       LARRY H. RAMMING
                                       Chairman of the Board
                                       and Chief Executive Officer
September __, 2000

*******************************************************************************
      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.
*******************************************************************************


                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
                       777 POST OAK BOULEVARD, SUITE 800
                              HOUSTON, TEXAS 77056


                                PROXY STATEMENT

                       For Annual Meeting of Stockholders
                         To be Held on October 25, 2000

                                    GENERAL
        The accompanying proxy is solicited by the board of directors of Boots & Coots International Well Control, Inc. (the "Company") for use at the annual meeting of stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing notice. The approximate date on which this proxy statement and the accompanying proxy are first being sent to stockholders is September 19, 2000.

        The cost of soliciting proxies will be borne by the Company. The Company has retained [_________________], a proxy solicitation firm located in [_______________], to solicit proxies from brokers, banks, nominees, institutional holders and individual holders for use at the meeting at a fee not to exceed a total of [$__________], plus certain expenses. In addition, the Company may use certain of its officers and employees (who will receive no special compensation) to solicit proxies in person or by telephone, facsimile, telegraph or similar means.

PROXIES
        Shares represented by a proxy in the accompanying form, duly signed, dated and returned to the Company and not revoked, will be voted at the meeting in accordance with the directions given. If no direction is given, the shares will be voted FOR the election of the nominees for directors named in the accompanying form of proxy and in favor of the other proposals set forth in the form of proxy. Any stockholder returning a proxy may revoke it at any time before it has been exercised by giving written notice of such revocation to the Secretary of the Company, by filing with the Company a proxy bearing a subsequent date or by voting in person at the meeting.

VOTING PROCEDURES AND TABULATION
        The Company will appoint one or more inspectors of election to act at the meeting and to make a written report of the meeting. Prior to or during the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of the shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.

        The inspectors will tabulate the number of votes cast for or withheld as to the vote on each nominee for director and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation and the approval of the 2000 Long Term Incentive Plan. Under Delaware law and the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws, abstentions and broker non-votes will have no effect on the voting on the election of directors, provided a quorum is present, because directors are elected by a plurality of the shares of stock present in person or by proxy at the meeting and entitled to vote. An abstention with respect to the proposals to approve the amendment to the Company's Certificate of Incorporation and the approval of the 2000 Long Term Incentive Plan will effectively count as a vote against such proposals. A broker non-vote or other limited proxy as to the proposals voted on at the meeting will be counted towards a meeting quorum, but cannot be voted on the proposals and therefore will not be considered a part of the voting power with respect to each proposal. Thus, broker non-votes and limited proxies have the effect of reducing the number of shares required to be voted in favor of the proposals to approve the amendment to the Certificate of Incorporation and approve the 2000 Long Term Incentive Plan.


                               VOTING SECURITIES
        The voting securities of the Company outstanding include: (i) common stock, par value $.00001 per share (the "Common Stock"); (ii) 10% Junior Redeemable Convertible Preferred Stock ("Redeemable Preferred Stock"); (iii) Series A Cumulative Senior Preferred Stock ("Series A Preferred Stock"); (iv) Series B Convertible Preferred Stock ("Series B Preferred Stock"); (v) Series C Convertible Junior Preferred Stock ("Series C Preferred Stock") and Series D Cumulative Junior Preferred Stock ("Series D Preferred Stock"). Only the holders of record of Common Stock, Redeemable Preferred Stock and Series B Preferred Stock at the close of business on September 7, 2000, the record date for the meeting (the "Record Date"), are entitled to vote on the election of directors at the meeting. Only the holders of record of Common Stock; Redeemable Preferred Stock; Series A Preferred Stock; Series B Preferred Stock; and Series C Preferred Stock of the Company at the close of business on the Record Date are entitled to vote on the approval of the amendment to the Company's Certificate of Incorporation and the approval of the 2000 Long Term Incentive Plan at the meeting. The holders of record of Series D Preferred Stock are entitled to vote only on the amendment to the Company's Certificate of Incorporation to delete the provisions that prohibit the issuance of shares of Common Stock and Preferred Stock to officers, directors and 10% stockholders without a vote of a majority in interest of the disinterested stockholders of the Company. All holders of record of Common Stock; Redeemable Preferred Stock; Series A Preferred Stock; Series B Preferred Stock; Series C Preferred Stock; and Series D Preferred Stock of the Company on the Record Date are entitled to notice of the meeting. On the Record Date, there were:

(i) 31,274,877 shares of Common Stock outstanding and entitled to be voted at the meeting; (ii) 21,600 shares of Redeemable Preferred Stock outstanding and entitled to be voted at the meeting; (iii) 50,000 shares of Series A Preferred Stock outstanding and entitled to be voted at the meeting; (iv) 56,888 shares of Series B Preferred Stock outstanding and entitled to be voted at the meeting; (v) 10,400 shares of Series C Preferred Stock outstanding and entitled to be voted at the meeting and (vi) 3,000 shares of Series D Preferred Stock outstanding. A majority of such shares, present in person or by proxy, is necessary to constitute a quorum. Each share of Common Stock, Series A Preferred Stock and Series D Preferred Stock is entitled to one vote. Each share of Series B Preferred Stock is entitled to one hundred votes, and each share of Redeemable Preferred Stock and Series C Preferred Stock is entitled to one vote for each share of Common Stock into which it is convertible as of the Record Date.


                                  I. PROPOSALS

                       PROPOSAL 1: ELECTION OF DIRECTORS

        The business and affairs of the Company are managed by the board of directors, which exercises all corporate powers of the Company and establishes broad corporate policies. The Bylaws of the Company provide that the entire board of directors shall be not less than one nor more than ten, with the then authorized number of directors being fixed from time to time solely by or pursuant to a resolution passed by the board of directors. The size of the board of directors is currently fixed at eight members. At the meeting, eight directors will be elected.

        The Certificate of Incorporation of the Company divides the board of directors into three classes. Directors are elected by plurality vote and cumulative voting is not permitted. All duly submitted and unrevoked proxies will be voted for the nominees for director selected by the board of directors, except where authorization so to vote is withheld. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the board of directors. Proxies cannot be voted for a greater number of persons than the number of nominees for the office of director named below. Directors are elected to serve until the annual meeting of stockholders for the year in which their term expires and until their successors have been elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

        The nominees of the board of directors for directors of the Company are named below. Each of the nominees has consented to serve as a director if elected. All the nominees are presently directors of the Company and have served continuously as directors since the date of their first election to the board of directors. The following table sets forth certain information, as of the Record Date, concerning the board of directors' nominees for election as directors of the Company. For biographical information and information as to the shares of capital stock of the Company beneficially owned by each nominee, see Part II. Other Information.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE "FOR" THE NOMINEES LISTED BELOW

                                 Year First           Position and
Name of                           Elected             Offices with                           Term to
Nominee           Age             Director            the Company             Class          Expire
---------------------------------------------------------------------------------------------------------
Larry H.          53                1997               Chairman of             I            First annual
Ramming                                                the Board of                         meeting
                                                       Directors and
                                                       Chief
                                                       Executive
                                                       Officer
---------------------------------------------------------------------------------------------------------
Jerry L.          41                1998               Director,               II           Second
Winchester                                             President and                        annual
                                                       Chief                                meeting
                                                       Operating
                                                       Officer
---------------------------------------------------------------------------------------------------------
Thomas L.         55                1998               Director                I            First annual
Easley                                                 (served as                           meeting
                                                       Vice
                                                       President and
                                                       Chief
                                                       Financial
                                                       Officer until
                                                       February 7,
                                                       2000
---------------------------------------------------------------------------------------------------------
Brian Krause      44                1997               Director,               III          Third annual
                                                       President of                         meeting
                                                       Emergency
                                                       Services
                                                       Operations
---------------------------------------------------------------------------------------------------------
K. Kirk Krist     41                1997               Director                III          Third annual
                                                                                            meeting
---------------------------------------------------------------------------------------------------------
W. Richard        46                1999               Director                II           Second
Anderson                                                                                    annual
                                                                                            meeting
---------------------------------------------------------------------------------------------------------
E. J. DiPaolo     47                1999               Director                I            First annual
                                                                                            meeting
---------------------------------------------------------------------------------------------------------
Tracy S.          40                2000               Director                II           Second
Turner                                                                                      annual
                                                                                            meeting
---------------------------------------------------------------------------------------------------------

        There are no family relationships between any of the nominees or between any of the nominees and any other directors or executive officer of the Company.


                     PROPOSAL 2: AMENDMENT OF THE COMPANY'S
                          CERTIFICATE OF INCORPORATION

        By written consent of the board of directors dated September 5, 2000, the board of directors recommended and deemed advisable that the Company amend the Company's Certificate of Incorporation, to (i) increase the number of authorized shares of Common Stock, par value $.00001 per share, from 50,000,000 to 125,000,000 shares, and (ii) delete the provisions that prohibit the issuance of shares of Common Stock and Preferred Stock to officers, directors and 10% stockholders without a vote of a majority in interest of the disinterested stockholders of the Company.

        As of the Record Date, there were approximately 31,274,877 shares issued and outstanding and approximately 18,391,840 shares reserved for future issuance pursuant to outstanding options granted under the Company's stock plans or warrants granted to investors. If the amendment to the Certificate of Incorporation is approved, the board of directors will (i) have the authority to issue approximately 75,333,283 additional shares of Common Stock without further stockholder approval and (ii) have the authority to issue shares of Common Stock to officers, directors and 10% stockholders without a vote of a majority in interest of the disinterested stockholders of the Company. Although the Company has not entered into any agreements or understandings to issue any of the shares resulting from the amendment of the Certificate of Incorporation, the board of directors believes the authorized number of shares of Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the board of directors to be necessary or desirable. These purposes may include, without limitation: acquiring other businesses in exchange for shares of the Company's Common Stock; raising capital through the sale of Common Stock or securities convertible into Common Stock; and attracting and retaining valuable employees by the issuance of additional stock options, including additional shares reserved for future option grants under the Company's stock plans. The board of directors considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

        The issuance of additional shares of Common Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the Company's existing stockholders. In addition, the Company's authorized but unissued shares of Common Stock could be used to make a change in control of the Company more difficult or costly. Issuing additional shares of Common Stock could have the effect of diluting stock ownership of the persons seeking to obtain control of the Company. The Company is not aware, however, of any pending or threatened efforts to obtain control of the Company and the board of directors has no current intention to use the additional shares of Common Stock in order to impede a takeover attempt.

        The amendment of the Certificate of Incorporation to delete provisions contained in Article IV (a) and (b) of the Certificate of Incorporation of the Company that prohibit the Company from issuing Common Stock or Preferred Stock to officers, directors and 10% stockholders unless pursuant to a plan approved by stockholders or pursuant to the approval of a majority of the disinterested stockholders will have the effect of permitting the Company to issue Common Stock and Preferred Stock, including to persons that may already have a significant ownership interest in the Company, subject to the approval of the board of directors of the Company and not the stockholders. To the extent that the charter provisions are intended to make a takeover of the Company less likely, the board of directors believes that the existing provisions of Section 203 of the Delaware General Corporation Law relating to certain transactions with stockholders owning 15% or more of the voting securities of the Company provide adequate protection. To the extent that the charter provisions are intended to limit transactions with officers and directors, the board of directors believes that the provisions of Section 144 of the Delaware General Corporation Law that require disclosure of the material terms of the transaction to the board of directors and approval by a majority of the disinterested directors, or that the transaction be fair to the Company at the time is authorized, provide adequate protection to the Company.

        The amendment to the Certificate of Incorporation of the Company shall be adopted upon receiving the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote thereon.

Recommendation

        FOR THE REASONS DESCRIBED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION.

                     PROPOSAL 3: APPROVAL OF THE COMPANY'S
                         2000 LONG TERM INCENTIVE PLAN

INTRODUCTION

        On September 5, 2000, the Board of Directors adopted, subject to the approval of the stockholders of the Company, the 2000 Long Term Incentive Plan (the "Plan"). The Board believes that stock and stock option plans provide an important means of attracting, retaining and motivating key employees and consultants and recommends that stockholders approve the Plan. As a result of employee directors being eligible to receive options under the Plan, each employee director has a personal interest in the approval of the Plan.

        A copy of the Plan is attached to this Proxy Statement as Appendix A. The following is a summary of the Plan only and is qualified in its entirety by the copy of the Plan attached to this Proxy Statement.

SUMMARY OF THE PLAN

        Purpose. The Plan is intended to promote the interests of the Company, by providing the employees and consultants of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company.

        Stock Subject to the Plan. Under the Plan, the Committee may grant to participants (i) options, (ii) shares of restricted stock, (iii) shares of phantom stock, (iv) stock bonuses and (v) cash bonuses (collectively, "Incentive Awards").

        The Committee may grant options, shares of restricted stock, shares of phantom stock and stock bonuses under the Plan with respect to a number of shares of common stock that in the aggregate at any time does not exceed 6,000,000 shares of common stock; provided, however, that the maximum number of shares of common stock for which options may be granted under the Plan to any one participant during a calendar year shall be 1,000,000. The grant of a cash bonus shall not reduce the number of shares of common stock with respect to which options, shares of restricted stock, shares of phantom stock or stock bonuses may be granted pursuant to the Plan.

        If any outstanding option expires, terminates or is canceled for any reason, the shares of common stock subject to the unexercised portion of such option shall again be available for grant under the Plan. If any shares of restricted stock or phantom stock, or any shares of common stock granted in a stock bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

        Shares of common stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.

        Administration. The Plan shall be administered by the compensation committee of the Board of Directors, or such other committee as the Board of Directors shall appoint from time to time, consisting of two or more persons (the "Committee"), provided that each member of the Committee must be both (i) a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and (ii) an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) interpreting Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), or any successor definitions that may be adopted. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall from time to time designate the employees and consultants of the Company who shall be granted incentive awards and the amount and type of such incentive awards.

        The Committee shall have full authority, subject to express provisions of the Plan, to administer the Plan, to interpret the Plan, to adopt rules and regulations relating to the Plan, to determine the terms and provisions of Incentive Awards granted under the Plan and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan.

        No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

        Eligibility. The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such full-time employees and consultants (whether full or part time) of the Company as the Committee, in its absolute discretion, shall select from time to time. Notwithstanding the generality of the foregoing, no employee or consultant of the Company shall be eligible to receive Incentive Awards pursuant to this Plan if the employee or consultant is also entitled to receive an Incentive Award under the terms of his employment or consulting agreement with the Company, or any specialty incentive stock plan adopted after the date hereof, unless such employment or consulting agreement or specialty plan expressly provides otherwise.

        Options. The Committee may grant options pursuant to the Plan, which options shall be evidenced by agreements in such form as the Committee shall from time to time approve. All Options granted under the Plan shall be clearly identified in the agreement evidencing such options as either incentive stock options or as non-qualified stock options.

        The exercise price of any non-qualified stock option granted under the Plan shall be such price as the Committee shall determine on the date on which such non-qualified stock Option is granted; provided, that such price may not be less than the greater of (i) 25% of the fair market value of a share of Common Stock on the date on which such non-qualified stock option is granted or
(ii) the minimum price required by law. Except as specifically provided in the Plan, the exercise price of any incentive stock option granted under the Plan shall be not less than 100% of the fair market value of a share of common stock on the date on which such incentive stock option is granted. Each option shall be exercisable on such date or dates, during such period and for such number of shares of common stock as shall be determined by the Committee; provided, however, that no option shall be exercisable after the expiration of ten years from the date such option was granted; and, provided, further, that each option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

        An option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Payment for shares of Common Stock purchased upon the exercise of an option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or (ii) subject to the approval of the Committee, in shares of Common Stock owned by the participant and valued at their fair market value on the effective date of such exercise, or (iii) partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any option granted under the Plan may also be exercised by a broker-dealer acting on behalf of a participant.

        Restricted Stock. The Committee may grant shares of restricted stock pursuant to the Plan. Each grant of shares of restricted stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. At the time of the grant of shares of restricted stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such shares as it in its absolute discretion deems appropriate.

        Phantom Stock. The Committee may grant shares of phantom stock pursuant to the Plan. Each grant of shares of phantom stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. At the time of the grant of shares of phantom stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such shares as it in its absolute discretion deems appropriate.

        Stock Bonuses. The Committee may, in its absolute discretion, grant stock bonuses in such amounts as it shall determine from time to time. A stock bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such stock bonus.

        Cash Bonuses. The Committee may, in its absolute discretion, grant in connection with any grant of restricted stock or stock bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such restricted stock or stock bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a cash bonus exceed the fair market value of the related shares of restricted stock or stock bonus on such date. A cash bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such cash bonus.

        Amendment. The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, provided, however, that without approval of the stockholders no revision or amendment shall (i) except as specifically provided in the Plan, increase the number of shares of common stock that may be issued under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

        Effective Date and Term of Plan. The Plan was adopted by the Board of Directors effective September 5, 2000, subject to approval by the stockholders of the Company in accordance with applicable law, the requirements of Sections 162(m) and 422 of the Code and the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act. No Incentive Award may be granted under the Plan after September 5, 2010.

FEDERAL INCOME TAX CONSEQUENCES

        The following summary is based upon an analysis of the Internal Revenue Code (the "Code"), as currently in effect, and existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of federal income tax consequences and the federal income tax consequences to participants may be either more or less favorable than those described below depending on their particular circumstances.

        Incentive Stock Options. No income will be recognized by an optionee for federal income tax purposes upon the grant or exercise of an incentive stock option. The basis of shares transferred to an optionee pursuant to the exercise of an incentive stock option is the price paid for the shares. If the optionee holds the shares for at least one year after the transfer of the shares to the optionee and two years after the grant of the option, the optionee will recognize capital gain or loss upon sale of the shares received upon the exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the optionee will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for such shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. Any additional gain realized by the optionee upon such disposition will be a capital gain.

        The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the optionee for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an incentive stock option, an optionee may be subject to alternative minimum tax as a result of such exercise.

        The Company is not entitled to a deduction upon the exercise of an incentive stock option by an optionee. If the optionee disposes of the shares received pursuant to such exercise prior to the expiration of one year following transfer of the shares to the optionee or two years after grant of the option, however, the Company may, subject to the deduction limitations described below, deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares at the time such income is recognized by the optionee.

        If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under an incentive stock option, the resulting tax consequences will depend upon whether the already owned shares of Common Stock are "statutory option stock," and, if so, whether such statutory option stock has been held by the optionee for the applicable holding period referred to in
Section 424(c)(3)(A) of the Code. In general, "statutory option stock" (as defined in Section 424(c)(3)(B) of the Code) is any stock acquired through the exercise of an incentive stock option or an option granted pursuant to an employee stock purchase plan, but not stock acquired through the exercise of a nonqualified stock option. If the stock is statutory option stock with respect to which the applicable holding period has been satisfied, no income will be recognized by the optionee upon the transfer of such stock in payment of the exercise price of an incentive stock option. If the stock is not statutory option stock, no income will be recognized by the optionee upon the transfer of the stock unless the stock is not substantially vested within the meaning of the regulations under Section 83 of the Code (in which event it appears that the optionee will recognize ordinary income upon the transfer equal to the amount by which the fair market value of the transferred shares exceeds their basis). If the stock used to pay the exercise price of an incentive stock option is statutory option stock with respect to which the applicable holding period has not been satisfied, the transfer of such stock will be a disqualifying disposition described in Section 421(b) of the Code which will result in the recognition of ordinary income by the optionee in an amount equal to the excess of the fair market value of the statutory option stock at the time the incentive stock option covering such stock was exercised over the amount paid for such stock. Under the present provisions of the Code, it is not clear whether all shares received upon the exercise of an incentive stock option with already- owned shares will be statutory option stock or how the optionee's basis will be allocated among such shares.

        Nonqualified Stock Options. No income will be recognized by an optionee for federal income tax purposes upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for such shares. Income recognized upon the exercise of a nonqualified stock option will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the Company must make the necessary arrangements with the optionee to ensure that the amount of the tax required to be withheld is available for payment. Nonqualified stock options are designed to provide the Company with a deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee, subject to the deduction limitations described below.

        The basis of shares transferred to an optionee pursuant to exercise of a nonqualified stock option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of a nonqualified stock option, any amount realized over the basis of the shares will constitute capital gain to the optionee for federal income tax purposes.

        If an optionee uses already owned shares of Common Stock to pay the exercise price for shares under a nonqualified stock option, the number of shares received pursuant to the nonqualified stock option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon the exercise will be taxable to the optionee as ordinary income. If the already owned shares of Common Stock are not "statutory option stock" or are statutory option stock with respect to which the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the nonqualified stock option will not be statutory option stock and the optionee's basis in the number of shares received in exchange for the shares delivered in payment of the exercise price will be equal to the basis of the shares delivered in payment. The basis of the remaining shares received upon the exercise will be equal to the fair market value of the shares. However, if the already owned shares of Common Stock are statutory option stock with respect to which the applicable holding period has not been satisfied, it is not presently clear whether the exercise will be considered a disqualifying disposition of the statutory option stock, whether the shares received upon such exercise will be statutory option stock or how the optionee's basis will be allocated among the shares received.

        Restricted Stock. If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable within the meaning of Section 83 of the Code, the participant will not recognize income for federal income tax purposes at the time of the award unless such participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid therefor, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of such an election, the participant will be required to include in income for federal income tax purposes in the year in which occurs the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code, the fair market value of the shares of restricted stock on such date, less any amount paid therefor. The Company will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock and the Company will be entitled to a corresponding deduction equal to the fair market value (determined without regard to applicable restrictions other than nonlapse restrictions) of the shares at such time less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock. Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the Company generally will be entitled to a corresponding tax deduction equal to the dividends includable in the participant's income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

        If the restrictions on an award of restricted stock are not of a nature that such shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for federal income tax purposes at the time of the award in an amount equal to the fair market value of the shares of restricted stock on the date of the award, less any amount paid therefor. The Company will be entitled to a deduction at such time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

        Phantom Stock. There will be no federal income tax consequences to either the participant or the Company upon the grant of phantom stock. Generally, a participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to a phantom stock award in an amount equal to the aggregate amount of cash received. Subject to the deduction limitations described below, the Company generally will be entitled to a corresponding tax deduction equal to the amount includable in the participant's income.

        Stock Bonus. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of a stock bonus in an amount equal to the fair market value of the Common Stock. Subject to the deduction limitations described below, the Company generally will be entitled to a corresponding tax deduction equal to the amount includable in the participant's income.

        Cash Bonus. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of a cash bonus in an amount equal to the aggregate amount of cash received. Subject to the deduction limitations described below, the Company generally will be entitled to a corresponding tax deduction equal to the amount of cash bonus includible in the participant's income.

        Limitations on the Company's Compensation Deduction. Section 162(m) of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent that compensation paid to such officers for such year exceeds $1 million, unless such compensation is performance-based, is approved by the Company's stockholders and meets certain other criteria. Compensation attributable to a stock option or a stock appreciation right is deemed to satisfy the requirements for performance-based compensation if (i) the grant or award is made by the Committee; (ii) the plan under which the option or right is granted states the maximum number of shares with respect to which options or rights may be granted during a specified period to any employee; and (iii) under the terms of the option or right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award. The Plan has been designed to enable awards of options and limited rights granted by the Committee to qualify as performance-based compensation for purposes of Section 162(m) of the Code.

        In addition, Section 280G of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain individuals if such compensation constitutes an "excess parachute payment." Very generally, excess parachute payments arise from certain payments made to disqualified individuals which are in the nature of compensation and are contingent on certain changes in ownership or control of the Company. Disqualified individuals for this purpose include certain employees and independent contractors who are officers, stockholders or highly-compensated individuals. Accelerated vesting or payment of awards under the Plan upon a change in ownership or control of the Company could result in excess parachute payments. In addition to the deduction limitation applicable to the Company, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

        The above summary relates to U.S. federal income tax consequences only and applies to U.S. citizens and foreign persons who are U.S. residents for U.S. federal income tax purposes. The U.S. federal income tax consequences associated with the issuance of Common Stock to nonresident aliens depends upon a number of factors, including whether such issuance is considered to be U.S. source income and whether the provisions of any treaty are applicable. The acquisition, ownership or disposition of shares of Common Stock may also have tax consequences under various state and foreign laws. Since these tax consequences, as well as the federal income tax consequences described above, may vary from person to person depending upon the particular facts and circumstances involved, each participant should consult such participant's own tax advisor with respect to the federal income tax consequences of the acquisition of Common Stock under the Plan, and also with respect to any tax consequences under applicable state and foreign laws.

        The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

REQUIRED AFFIRMATIVE VOTE

        Provided a quorum is present, the affirmative vote of the holders of at least a majority of the shares of capital stock of the Company present or represented and voting at the meeting shall be required to approve the Plan.

RECOMMENDATION

        FOR THE REASONS DESCRIBED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE PLAN.


                             II. OTHER INFORMATION

         DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS;
               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        The following tables list the names and ages of each director and/or executive officer of the Company.


NAME                    AGE        POSITION
----                    ---        --------

Larry H. Ramming        53         Chairman of the Board of Directors
                                   Chief Executive Officer
Brian Krause            44         Director
                                   President of Emergency Services Operations
K. Kirk Krist           41         Director
Jerry L. Winchester     41         Director
                                   President and Chief Operating Officer
Dewitt H. Edwards       41         Executive Vice President -- Administration
Thomas L. Easley        55         Director (Vice President & Chief Financial
                                   Officer Through February 7, 2000)
E. J. DiPaolo           47         Director
W. Richard Anderson     46         Director
Tracy S. Turner         40         Director


                BIOGRAPHIES OF EXECUTIVE OFFICERS AND DIRECTORS

           Larry H. Ramming has served as the Chairman of the Board of Directors and Chief Executive Officer of the Company since the acquisition of IWC Services by the Company on July 29, 1997. Previously Mr. Ramming was actively involved in mortgage banking and the packaging and resale of mortgage notes, consumer loans and other debt instruments for over 15 years. In addition, Mr. Ramming has been an active venture capital investor.

           Brian Krause has served as the President of IWC Services, Inc. (Well Control Business Unit) and as a Director of the Company since the acquisition of IWC Services by the Company on July 29, 1997. Mr. Krause brings over 19 years of well control and firefighting experience to the Company. Before joining the group that founded IWC Services, Mr. Krause was employed for 18 years by the Red Adair Company, Houston, Texas. Mr. Krause joined the Red Adair Company as a Well Control Specialist in August 1978, was promoted to Vice President in June 1989 and was again promoted to Vice President & Senior Well Control Specialist in February 1994. During his tenure with the Red Adair Company, Mr. Krause participated in hundreds of well control events worldwide. Mr. Krause, along with Messrs. Henry, Hatteberg and Clayton, resigned from the Red Adair Company in August 1994 and began the independent business activities that led to the formation of IWC Services in May 1995.

           K. Kirk Krist has served as a member of the Company's board of directors since the acquisition of IWC Services by the Company on July 29, 1997. Mr. Krist also serves on the Audit Committee. Mr. Krist has been a self-employed oil and gas investor and venture capitalist since 1982.

           Jerry L. Winchester has served as President and Chief Operating Officer of the Company since November 1, 1998. Before assuming this position, Mr. Winchester was employed by Halliburton Energy Services since 1981 in positions of increasing responsibility, most recently as Global Manager -- Well Control, Coil Tubing and Special Services.

           Dewitt H. Edwards has served as Executive Vice President of the Company since September 1, 1998. Before assuming this position, Mr. Edwards served in various supervisory capacities with Halliburton Energy Services from 1979 to 1998, most recently as Operations Manager -- North American Region Resources Management.

           Thomas L. Easley served as Vice President and Chief Financial Officer of the Company since the acquisition of IWC Services by the Company on July 29, 1997 through February 7, 2000, at which time he resigned to pursue another business activity. From May 1995 through July 1996, Mr. Easley served as Vice President and Chief Financial Officer of DI Industries, Inc. a publicly held oil and gas drilling contractor with operations in the U.S., Mexico, Central America and South America. Previously, from June 1992 through May 1995, he served as Vice President -- Finance of Huthnance International, Inc., a closely held offshore oil and gas drilling contractor. Since February 7, 2000, Mr. Easley has served as Executive Vice President -- Finance & Administration of Grant Geophysical, Inc., a closely-held seismic data acquisition and processing company.

           E. J. "Jed" DiPaolo has served as a director since May 1999. Mr. DiPaolo also serves on the Audit Committee. Mr. DiPaolo is Senior Vice President, Global Business Development of Halliburton Energy Services, having responsibility for all worldwide business development activities. Mr. DiPaolo has been employed at Halliburton Energy Services since 1976 in progressive positions of responsibility.

           W. Richard Anderson has served as a director since August 1999. Mr. Anderson also serves on the Audit Committee. Mr. Anderson is the President, Chief Financial Officer and a director of Prime Natural Resources, a closely-held oil and gas exploration and production company. Prior to his employment at Prime, he was employed by Hein & Associates LLP, a certified public accounting firm, where he served as a partner from 1989 to January 1995 and as a managing partner from January 1995 until October 1998.

           Tracy Scott Turner has served as a director since August 2000. Mr. Turner is also currently a principal at Geneva Associates, L.L.C., a merchant bank. In addition, Mr. Turner is the founding principal of Interra Ventures, L.L.C., a merchant bank which focuses on Internet and telecommunications and energy related investments. From 1993 to 1996, Mr. Turner served as a Senior Vice President of the Private Placement Group for ABN AMRO Bank. From 1986 to 1993, he was a Managing Director in the Private Placement Group for Canadian Imperial Bank of Commerce. Mr. Turner has investment and sits on the board of directors of Rio Bravo Exploration and Production. He also currently sits on the board of directors of Wetland Environmental Technologies, L.L.C., Golfport, Inc., Early Warning Corporation, Direct Digital Communications, ParaComm, Inc. and Clean Air Research and Environmental and is a principal of Turner Land and Cattle Company and Southern Capital Partners, L.L.C.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Exchange Act requires directors and officers of the Company, and persons who own more than 10 percent of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Common Stock. Directors, officers and more than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

           To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1999, all of its directors, officers and more than 10 percent beneficial owners complied with all applicable Section 16(a) filing requirements.


                         COMMITTEES AND BOARD MEETINGS

           As permitted by the Bylaws of the Company, the board of directors has designated from its members a compensation committee and an audit committees. The Company does not have a standing nominating committee of the board of directors or any other committee that performs a similar function. During 1999, the board of directors held (4) four meetings. All directors attended 100% of such meetings held during the period in which such director served. The current committees of the board of directors, the composition and functions thereof and the number of meetings held in 1999 are as set forth below:

           Compensation Committee. In 1999, the members of the compensation committee were K. Kirk Krist and Jerry L. Winchester. The committee met (2) two times during 1999. The role of the compensation committee is to review the performance of officers, including those officers who are also members of the board of directors, and to set their compensation. The committee also supervises and administers the Company's stock ownership plans and all other compensation and benefit policies, practices and plans of the Company.

           Audit Committee. In 1999, the members of the audit committee were W. Richard Anderson, K. Kirk Krist and E.J. "Jed" DiPaolo. All members of the committee are "independent" as such term is defined in Section 121(A) of the American Stock Exchange's listing standards. During 1999, the audit committee met (3) three times. The role of the committee is to review, with the Company's auditors, the scope of the audit procedures to be applied in the conduct of the annual audit as well as the results of the annual audit. On June 13, 2000, the board of directors adopted a charter for the audit committee. A copy of the audit committee charter is annexed hereto as Appendix B and is incorporated herein by this reference.


                             AUDIT COMMITTEE REPORT

           We have reviewed and discussed the audited financial statements for the fiscal year ended December 31, 1999, with the Company's management. We have also discussed with Arthur Andersen LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss. 380), as may be modified or supplemented, and have received the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented. We have also discussed with Arthur Andersen LLP its independence. Based on the above review and discussions, we recommend to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999.

                     The Audit Committee:

                     W. Richard Anderson
                     K. Kirk Krist
                     E. J. "Jed" DiPaolo


                             EXECUTIVE COMPENSATION

           Boots & Coots International Well Control, Inc. is a holding company, all of the business activities of which is conducted by its subsidiaries.

           The Summary Compensation Table below sets forth the cash and non-cash compensation information for the twelve month period ended December 31, 1997, the six month transition period from July 1, 1997 to December 31, 1997, and the years ended December 31, 1998 and 1999, for the Chief Executive Officer and the four other most highly paid executive officers whose salary and bonus earned for services rendered to the Company exceeded $100,000 for the years ended December 31, 1998 and 1999. Calendar year annual compensation disclosures reflect amounts paid by the Company and IWC Services, Inc., prior to its acquisition by the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                               ANNUAL                 COMPENSATION
                                                            COMPENSATION                 AWARDS
                                                            ------------                 ------
                                                                                       RESTRICTED             ALL
NAME AND                                                                                  STOCK              OTHER
PRINCIPAL POSITION                        PERIOD         SALARY         BONUS            AWARDS          COMPENSATION
------------------                        ------         ------         -----            ------          ------------
Larry H. Ramming.....                      1999          $280,624         --               --                 --
  Chairman of the                          1998           287,000         --               --                 --
Board
  and Chief Executive                      1997            98,565       $2,604             --                 --
Officer
                                           7/1-            59,945        2,604             --                 --
                                         12/31/97
Jerry Winchester........                   1999           262,000         --               --                 --

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                               ANNUAL                 COMPENSATION
                                                            COMPENSATION                 AWARDS
                                                            ------------                 ------
                                                                                       RESTRICTED             ALL
NAME AND                                                                                  STOCK              OTHER
PRINCIPAL POSITION                        PERIOD         SALARY         BONUS            AWARDS          COMPENSATION
------------------                        ------         ------         -----            ------          ------------

  President, Boots &                       11/1-           43,666         --               --                 --
Coots Group                              12/31/98
Brian Krause..............                 1999           162,000         --               --                 --
  President, IWC                           1998           145,000         --               --                 --
Services, Inc.
                                           1997            95,081         --               --                 --
                                           7/1-            55,261         --               --                 --
                                         12/31/97
Dewitt H. Edwards....                      1999           162,000         --               --                 --
  Executive Vice                           9/1-            54,000         --               --                 --
President                                12/31/98
Thomas L. Easley......                     1999           210,925         --               --                 --
  Through February 7,
2000,
  Vice President and                       1998           155,833         --               --                 --
  Chief Financial                          1997           133,725         --               --                 --
Officer
                                           7/1-            92,850         --               --                 --
                                         12/31/97

           The following tables sets forth additional information with respect to stock options granted in 1999 under the Company's Incentive Plan to the named executive officers.

                               OPTION GRANTS 1999

                                           INDIVIDUAL
                                             GRANTS
---------------------------------------------------------------------------------------
                                           % OF TOTAL
                                             OPTIONS
                                             GRANTED        EXERCISED OR
                           OPTIONS        TO EMPLOYEES       BASE PRICE     EXPIRATION
NAME                       GRANTED       IN FISCAL YEAR       ($/SHARE)        DATE
---------------------------------------------------------------------------------------
Larry H. Ramming          750,000(1)           60%              $1.55        05/03/09
---------------------------------------------------------------------------------------
Thomas L. Easley          500,000(2)           40%               1.55        05/03/09
---------------------------------------------------------------------------------------

(1) As discussed in Note M -- Events Subsequent to December 31, 1999 included in the Consolidated Financial Statements enclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, which has been distributed along with this Proxy Statement, in April 2000, Mr. Ramming voluntarily contributed these options to the Company in exchange for the commitment by the Company to issue, subject to availability of authorized but unissued or committed shares of Common Stock, replacement options that may be exercised at $0.75 per share. This act was taken to make available additional authorized but unissued and uncommitted shares of the Company's Common Stock in connection with financing transactions completed subsequent to December 31, 1999.

(2) As a result of Mr. Easley's resignation as an officer of the Company effective February 7, 2000, the above options have lapsed.

The following table sets forth information with respect to the unexercised options to purchase shares of Common Stock which were granted in 1999 or a prior year to the named executive officers and held by them at December 31, 1999. None of the named executive officers exercised any stock options during 1999.

                      AGGREGATED OPTION EXERCISES IN 1999
                        AND 1999 YEAR-END OPTION VALUES

                                          NUMBER OF UNEXERCISED               VALUE OF UNEXERCISED
                                           OPTIONS AT YEAR END                OPTIONS AT YEAR END
NAME                                 EXERCISABLE        UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
Larry H. Ramming.........              750,000                 --              --               --
Thomas L. Easley............           500,000                 --              --               --
Jerry L. Winchester........            400,000             600,000             --               --
DeWitt H. Edwards........              200,000              80,000             --               --

           As discussed in Note M -- Events Subsequent to December 31, 1999 included in the Consolidated Financial Statements enclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 1999, in April 2000 Messrs. Ramming, Winchester and Edwards each voluntarily contributed these options to the Company in exchange for the commitment by the Company to issue, subject to availability of authorized but unissued or committed shares of Common Stock, replacement options that may be exercised at $0.75 per share. This act was taken to make available additional authorized but unissued and uncommitted shares of the Company's Common Stock in connection with financing transactions completed subsequent to December 31, 1999.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

           The Compensation Committee of the board of directors of the Company in fiscal year 1999 was composed of K. Kirk Krist and Jerry L. Winchester.
Mr. Winchester joined the Company as President and Chief Executive Officer effective November 1, 1998. During 1999, Mr. Krist constituted the Compensation Committee. During the last completed fiscal year, none of the Company's executive officers served as a board member or member of a compensation committee or similar body for another company that had an executive officer serving as a member of the Company's board of directors or Compensation Committee.


                BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
                                  COMPENSATION

           The Compensation Committee, which is responsible for both the establishment and administration of the policies that govern both annual compensation and stock ownership programs for the Company, has furnished the following report of executive compensation. The Compensation Committee did participate in the determination of executive officer compensation.

           Determination of Executive Officer Compensation. The Compensation Committee is developing compensation policies designed to align the compensation paid to the executive officers with the Company's overall business strategy, values and management initiatives. These policies will be designed to: (i) reward executives for long-term strategic management which results in the enhancement of shareholder values; (ii) support a performance-oriented environment which rewards achievement of both internal Company goals and enhanced Company performance compared to performance levels of comparable companies in the industry, and (iii) attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company. The Company's executive officers have been compensated to date pursuant to the items of their employment agreements.

           Determination of the Chief Executive Officer's Compensation. As Chief Executive Officer, Mr. Ramming is compensated pursuant to an employment agreement described under "Employment Agreements" below. Mr. Ramming's compensation to date, including the Employment Contract entered into effective April 1, 1999, has been based on previously completed equity and debt financing and business acquisitions in which Mr. Ramming played a critical role, as well as Mr. Ramming's extensive involvement in financing efforts.

                               The Compensation Committee:

                               Jerry L. Winchester
                               K. Kirk Krist


                            EMPLOYMENT ARRANGEMENTS

           Mr. Ramming, the Company's Chairman and Chief Executive Officer, through 1997 was actively involved in a number of independent business activities and through such date did not devote his full time to the affairs of the Company. Mr. Ramming executed effective as of August 1, 1997, a one year employment agreement with the Company which allowed for his outside activities provided that he devoted such time to the Company's affairs as was reasonably necessary for the performance of his duties, with such activities not to be competitive with the Company's business and not to materially adversely affect his performance as an officer and director of the Company. Through December 31, 1997 Mr. Ramming's employment arrangement provided for an annual salary of $125,000 and an annual automobile allowance of $12,000. Effective January 1, 1998, Mr. Ramming agreed to prospectively curtail all material outside business activities and under this interim employment arrangement, his annual salary was increased to $275,000. A five-year contract, effective April 1, 1999, was entered into with Mr. Ramming, which provided for an annual salary of $300,000 and an annual automobile allowance of $18,000. In August 1999, as a result of the Company's financial condition, Mr. Ramming voluntarily agreed to a deferral of payment of 25% of his monthly salary and vehicle allowance. Such deferral continued though May 2000. In connection with the employment contract entered in 1999, Mr. Ramming was granted an option to purchase up to 750,000 shares of the Company's Common Stock at a per share price of $1.55 (85% of the last bid price of such common stock on the American Stock Exchange on the date immediately preceding the contract effectiveness date). The options vest ratably over five years at the anniversary date of the employment contract, conditioned upon continued employment at the time of each vesting and subject to immediate vesting based upon change of control which occurred.

           In May 2000, Mr. Ramming agreed to the cancellation of this option as well as options related to this loan and financing provided to the company in order to provide additional available shares of Common Stock for warrants to be issued in connection with additional financings. The Company agreed to issue Mr. Ramming an equivalent number of stock options in the future, subject to availability of authorized and unissued or committed common shares.

           Mr. Winchester serves as President and Chief Operating Officer of the Company. Mr. Winchester's employment agreement, which was effective as of November 1, 1998, provides for an annual salary of $250,000 and an annual automobile allowance of $12,000. In addition, Mr. Winchester was granted an option to purchase up to 1,000,000 shares of common stock of the Company at a per share price of $1.91 (85% of the last bid price of such common stock on the American Stock Exchange on the date immediately preceding the contract effectiveness date). 200,000 of such options vested upon execution of this contract. The balance vests at the rate of 200,000 options per year at the anniversary date, conditioned upon continued employment at the time of each vesting. In May 2000, Mr. Winchester agreed to the cancellation of this option in order to provide additional available shares of Common Stock for warrants to be issued in connection with additional financings. The Company agreed to issue Mr. Winchester an equivalent number of stock options in the future, subject to availability of authorized and unissued or committed common stock.

           Mr. Easley served as Chief Financial Officer of the Company during 1996 and 1997 and performed certain other services, including sourcing and conducting due diligence on certain acquisition prospects and raising debt and equity capital, pursuant to a consulting arrangement with the Company. Mr. Easley's interim employment arrangement, which was effective as of March 1, 1998, provided for an annual salary of $175,000 and an annual automobile allowance of $12,000. A five-year contract, effective April 1, 1999, was entered into with Mr. Easley, which provided for an annual salary of $225,000 and an annual automobile allowance of $18,000. In August 1999, as a result of the Company's financial condition, Mr. Easley voluntarily agreed to a deferral of payment of the increased monthly salary from $175,000 to $225,000. Such deferral continued though the current date hereof. In connection with the employment contract entered in 1999, Mr. Easley was granted an option to purchase up to 500,000 shares of the Company's common stock at a per share price of $1.55 (85% of the last bid price of such common stock on the American Stock Exchange on the date immediately preceding the contract effectiveness date). The options vest ratably over five years at the anniversary date of the employment contract, conditioned upon continued employment at the time of each vesting. As a result of Mr. Easley's resignation, this option has now expired.

           Mr. Edwards serves as Executive Vice President of the Company. Mr. Edwards' employment agreement, which was effective as of September 1, 1998, provides for an annual salary of $150,000 and an annual automobile allowance of $12,000. In addition, Mr. Edwards was granted an option to purchase up to 100,000 shares of common stock of the Company at a per share price of $3.29 (85% of the last bid price of such common stock on the American Stock Exchange immediately preceding the contract effectiveness date). 20,000 of such options vested upon execution of this contract. The balance vests at the rate of 20,000 options per year at the anniversary date, conditioned upon continued employment at the time of each vesting. In May 2000, Mr. Edwards agreed to the cancellation of this option in order to provide additional available shares of Common Stock for warrants to be issued in connection with additional financings. The Company agreed to issue Mr. Edwards an equivalent number of stock options in the future, subject to availability of authorized and unissued or committed common shares.


                           COMPENSATION OF DIRECTORS

           Directors who are not employees of the Company receive $250 for their attendance at each board of directors and committee meeting and are reimbursed for their travel, lodging and out-of- pocket expenses incurred in connection with attending such meetings.

           1997 Outside Directors' Option Plan. On November 12, 1997, the board of directors of the Company adopted the 1997 Outside Directors' Option Plan (the "Directors' Plan") and the Company's stockholders approved such plan on December 8, 1997. The Directors' Plan provides for the issuance each year of an option to purchase 15,000 shares of Common Stock to each member of the board of directors who is not an employee of the Company. The purpose of the Directors' Plan is to encourage the continued service of outside directors and to provide them with additional incentive to assist the Company in achieving its growth objectives. Options may be exercised over a five-year period with the initial right to exercise starting one year from the date of the grant, provided the director has not resigned or been removed for cause by the board of directors prior to such date. After one year from the date of the grant, options outstanding under the Directors' Plan may be exercised regardless of whether the individual continues to serve as a director. Options granted under the Directors' Plan are not transferable except by will or by operation of law. Options to purchase 45,000 shares of Common Stock have been granted under the Directors' Plan at an exercise price of $4.25 per share.

           In May 2000, the directors agreed to the cancellation of their options in order to provide additional available shares of common stock for warrants to be issued in connection with additional financing. The Company agreed to issue the directors an equivalent number of stock options in the future, subject to availability of authorized and issued or committed common shares. The Company will record compensation expense related to these options when these options are reissued if and when the market price of the Company's stock exceeds the exercise price.

           The following graph compares the Company's total stockholder return on its Common Stock for the years ended December 31, 1997, 1998 and 1999 with the Standard & Poors' 500 Stock Index and the Standard & Poors' Energy Composite Index over the same period.

                              [PERFORMANCE GRAPH]
                                                    12/97      12/98     12/99
                                                   ------     ------    ------
Boots & Coots International Well Control, Inc.     100.00      77.40     11.29
S&P 500 Index                                      100.00     128.60    153.97
S&P Energy Composite Index                         100.00     100.50    118.40


              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

           The following table sets forth, as of July 14, 2000, information regarding the ownership of Common Stock of the Company owned by (i) each person (or "group" within the meaning of Section 13(d)(3) of the Security Exchange Act of 1934) known by the Company to own beneficially more than 5% of the Common Stock; (ii) each director of the Company, (iii) each of the named executive officers and (iv) all executive officers and directors of the Company as a group.


NAME AND ADDRESS OF                    AMOUNT AND NATURE OF         PERCENT
BENEFICIAL OWNER (1)                   BENEFICIAL OWNERSHIP         OF CLASS
*Larry H. Ramming ....................         590,000                1.2%
*Brian Krause ........................              --                 *
 Jerry L. Winchester .................           4,000(3)              *
 K. Kirk Krist .......................         237,400(4)              *
 Thomas L. Easley ....................             200                 *

NAME AND ADDRESS OF                    AMOUNT AND NATURE OF         PERCENT
BENEFICIAL OWNER (1)                   BENEFICIAL OWNERSHIP         OF CLASS
 E. J. Dipaolo ......................               --                 *
 W. Richard Anderson ................               --                 *
 DeWitt H. Edwards ..................               --                 *
 Specialty Finance Fund I, LLC ......        8,147,058(4)            16.4%
 Fritz Voelker ......................        1,560,000(5)             3.1
 Paul Moore .........................        1,860,000(6)             3.7
 Tracy Turner .......................        1,160,000(5)             2.3
 All executive officers and directors
 as a group (eight persons) .........          831,600                1.7%

-----------------------

*          less than 1%

           The above table gives effect to the voluntary contribution of stock options in April 2000 and insofar as Mr. Krist is concerned his contribution of Common Stock to the Company in exchange for shares of Convertible Preferred Stock, as discussed in Note M -- Events Subsequent to December 31, 1999 included in the accompanying Consolidated Financial Statements.

(1) Unless otherwise noted, the business address for purposes hereof for each person listed is 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056. Beneficial owners have sole voting and investment power with respect to the shares unless otherwise noted.

(2)        Includes options to purchase 3,000 shares of common stock.

(3)        Includes options to purchase 3,000 shares of common stock.

(4) Includes warrants to purchase 8,000,000 shares of common stock acquired pursuant to a participation interest in the senior secured credit facility.

(5)        Includes warrants to purchase 1,160,000 shares of common stock.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

           On April 30, 1998, The Company's major individual shareholder Chairman and Chief Executive Officer, Larry H. Ramming, loaned $7,000,000 to the Company to retire certain bridge financing. As of December 31, 1999, interest (10%) and extension (2%) expenses aggregating $337,000 and principal payments of $6,431,000 have been paid to Mr. Ramming. As further consideration for the certain bridge financing, Mr. Ramming was eligible to be granted 2,000,000 options to purchase common stock at a per share price of $0.75 subject to issuance and availability of authorized and unissued or committed common shares which was voluntarily deferred in exchange for the commitment of the Company to issue subject to availability of authorized but unissued or committed shares of common stock in the Company. This act was taken to make available additional authorized but unissued and uncommitted shares of the Company's Common Stock in connection with financing transactions completed subsequent to December 31, 1999. At December 31, 1999, the remaining principal balance on this note, which was voluntarily subordinated to the Company's senior secured debt, is $569,000. Accrued interest and accrued but unpaid extension fees aggregate $270,000. Management believes the terms and conditions of Mr. Ramming's loan to the Company are favorable to those that could have been negotiated with outside parties.

           In 1998 the Company entered into an agreement with a company controlled by Mr. Ramming to have available for charter, on a 24 hour per day, 365 days per year stand-by status, a jet aircraft and full time stand-by crew to be utilized in connection with the Company's mobilization of personnel and selected equipment for emergency response well control and spill containment and remediation spills, which in those events are billed to the utilizing customer at a rate of company cost plus a service fee mark up and for other corporate purposes as needed. During 1998 and 1999, a total of $399,000 and $128,000, respectively, was paid pursuant to such charter arrangement, based on rates comparable to those available from third party aircraft charter operators for comparable charter arrangements. This arrangement was terminated during the second quarter of 1999.


                    STOCKHOLDER PROPOSALS AND OTHER MATTERS

           Stockholder proposals for inclusion in the Company's proxy materials for the 2001 Annual Meeting of Stockholders must be received by the Company at its offices at 777 Post Oak Boulevard, Suite 800, Houston, Texas, addressed to the Secretary of the Company, not less than 120 days in advance of the date (month and day only) this Proxy Statement is first distributed to stockholders; provided, that if the 2001 Annual Meeting of Stockholders is changed by more than 30 days from the presently contemplated date, proposals must be so received a reasonable time in advance of the meeting.

           The board of directors does not intend to present any other matters at the meeting and knows of no other matters that will be presented; however, if any other matter properly comes before the meeting, the persons named in the enclosed proxy intend to vote thereon according to their best judgment.


                              INDEPENDENT AUDITORS

           The board of directors has retained the firm of Arthur Andersen LLP("AA"), independent certified public accountants, to serve as auditors for the fiscal year ending December 31, 2000. AA has served as the Company's accountants since January 1999. It is expected that a member of AA will be present at the meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

                                 ANNUAL REPORT

           The Company has provided without charge to each person whose proxy is solicited hereby a copy of the 1999 Annual Report of the Company, which includes the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (including the consolidated financial statements) filed with the SEC. Additional copies of the Annual Report may be obtained without charge upon written request to the Company, Boots & Coots International Well Control, Inc., 777 Post Oak Boulevard, Suite 800, Houston, Texas 77056 Attention:
Corporate Secretary.

                                     By Order of the Board of Directors

                                     Larry H. Ramming, Chairman of the Board
                                     and Chief Executive Officer

                                                                    APPENDIX A

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

                         2000 LONG TERM INCENTIVE PLAN


1.         PURPOSE OF THE PLAN

           This 2000 Long Term Incentive Plan is intended to promote the interests of Boots & Coots International Well Control, Inc., a Delaware corporation (the "Company"), by providing the employees and consultants of the Company, who are largely responsible for the management, growth and protection of the business of the Company, with a proprietary interest in the Company.

2.         DEFINITIONS

           As used in the Plan, the following definitions apply to the terms indicated below:

                     (a) "Board of Directors" shall mean the Board of Directors of the Company.

                     (b) "Cause," when used in connection with the termination of a Participant's employment or service (in the case of a consultant) with the Company, shall mean the termination of the Participant's employment or service by the Company by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude; (ii) the proven commission by the Participant of an act of fraud upon the Company; (iii) the willful and proven misappropriation of any funds or property of the Company by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to him and agreed to by him; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company without compliance with the Company's conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board of Directors, in any activity which competes with the business of the Company or which would result in a material injury to the Company; or (vii) the knowing engagement in any activity which would constitute a material violation of the provisions of the Company's Policies and Procedures Manual, if any, then in effect.

                     (c) "Cash Bonus" shall mean an award of a bonus payable in cash pursuant to Section 10 hereof.

                     (d) "Change in Control" shall mean:

                               (i) a "change in control" of the Company, as that term is contemplated in the federal securities laws; or

                               (ii) the occurrence of any of the following
                     events:

                                                    (A) any Person becomes,
                                          after the effective date of this
                                          Plan the "beneficial owner" (as
                                          defined in Rule 13d-3 promulgated
                                          under the Exchange Act), directly or
                                          indirectly, of securities of the
                                          Company representing 20% or more of
                                          the combined voting power of the
                                          Company's then outstanding
                                          securities; provided, that the
                                          acquisition of additional voting
                                          securities, after the effective date
                                          of this Plan, by any Person who is,
                                          as of the effective date of this
                                          Plan, the beneficial owner, directly
                                          or indirectly, of 20% or more of the
                                          combined voting power of the
                                          Company's then outstanding
                                          securities, shall not constitute a
                                          "Change in Control" of the Company
                                          for purposes of this Section 2(d)

                                                    (B) a majority of
                                          individuals who are nominated by the
                                          Board of Directors for election to
                                          the Board of Directors on any date,
                                          fail to be elected to the Board of
                                          Directors as a direct or indirect
                                          result of any proxy fight or
                                          contested election for positions on
                                          the Board of Directors, or

                                                    (C) the sale, lease,
                                          transfer or other disposition of all
                                          or substantially all of the assets of
                                          the Company (other than to a
                                          wholly-owned subsidiary of the
                                          Company).

                     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                     (f) "Committee" shall mean the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan.

                     (g) "Common Stock" shall mean the Company's Common Stock, par value $.00001 per share.

                     (h) "Company" shall mean Boots & Coots International Well Control, Inc., a Delaware corporation, each of its Subsidiaries, and its successors.

                     (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                     (j) The "Fair Market Value" of a share of Common Stock on any date shall be (i) the closing sale price on the immediately preceding business day of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and asked prices for a share of Common Stock on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a share of Common Stock as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its absolute discretion.

                     (k) "Incentive Award" shall mean an Option, a share of Restricted Stock, a share of Phantom Stock, a Stock Bonus or Cash Bonus granted pursuant to the terms of the Plan.

                     (l) "Incentive Stock Option" shall mean an Option which is an "incentive stock option" within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the agreement by which it is evidenced.

                     (m) "Issue Date" shall mean the date established by the Committee on which certificates representing shares of Restricted Stock shall be issued by the Company pursuant to the terms of
           Section 7(d) hereof.

                     (n) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced.

                     (o) "Option" shall mean an option to purchase shares of Common Stock of the Company granted pursuant to Section 6 hereof. Each Option shall be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced.

                     (p) "Participant" shall mean a full-time employee or a consultant (whether full or part time) of the Company who is eligible to participate in the Plan and to whom an Incentive Award is granted pursuant to the Plan.

                     (q) "Person" shall mean a "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, and the rules and regulations in effect from time to time thereunder.

                     (r) A share of "Phantom Stock" shall represent the right to receive in cash the Fair Market Value of a share of Common Stock of the Company, which right is granted pursuant to Section 8 hereof and subject to the terms and conditions contained therein.

                     (s) "Plan" shall mean the Boots & Coots International Well Control, Inc. 2000 Long Term Incentive Plan, as amended from time to time.

                     (t) "Qualified Domestic Relations Order" shall mean a qualified domestic relations order as defined in the Code, in Title I of the Employee Retirement Income Security Act, or in the rules and regulations as may be in effect from time to time thereunder.

                     (u) A share of "Restricted Stock" shall mean a share of Common Stock which is granted pursuant to the terms of Section 7 hereof and which is subject to the restrictions set forth in Section 7(c) hereof for so long as such restrictions continue to apply to such share.

                     (v) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                     (w) "Stock Bonus" shall mean a grant of a bonus payable in shares of Common Stock pursuant to Section 9 hereof.

                     (x) "Subsidiary" or "Subsidiaries" shall mean any and all corporations in which at the pertinent time the Company owns, directly or indirectly, stock vested with 50% or more of the total combined voting power of all classes of stock of such corporations within the meaning of Section 424(f) of the Code.

                     (y) "Vesting Date" shall mean the date established by the Committee on which a share of Restricted Stock or Phantom Stock may vest.

3.         STOCK SUBJECT TO THE PLAN

           Under the Plan, the Committee may grant to Participants (i) Options,
(ii) shares of Restricted Stock, (iii) shares of Phantom Stock, (iv) Stock Bonuses and (v) Cash Bonuses.

           The Committee may grant Options, shares of Restricted Stock, shares of Phantom Stock and Stock Bonuses under the Plan with respect to a number of shares of Common Stock that in the aggregate at any time does not exceed 6,000,000 shares of Common Stock; provided, however, that the maximum number of shares of Common Stock for which Options may be granted under the Plan to any one Participant during a calendar year shall be 1,000,000.

           The grant of a Cash Bonus shall not reduce the number of shares of Common Stock with respect to which Options, shares of Restricted Stock, shares of Phantom Stock or Stock Bonuses may be granted pursuant to the Plan.

           If any outstanding Option expires, terminates or is canceled for any reason, the shares of Common Stock subject to the unexercised portion of such Option shall again be available for grant under the Plan. If any shares of Restricted Stock or Phantom Stock, or any shares of Common Stock granted in a Stock Bonus are forfeited or canceled for any reason, such shares shall again be available for grant under the Plan.

           Shares of Common Stock issued under the Plan may be either newly issued or treasury shares, at the discretion of the Committee.

4.         ADMINISTRATION OF THE PLAN

           The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, all of whom shall be both (i) a "Non-Employee Director" within the meaning of Rule 16b-3 promulgated under the Exchange Act and (ii) an "outside director" within the meaning of the definition of such term as contained in Treasury Regulation Section 1.162-27(e)(3) interpreting Section 162(m) of the Code, or any successor definitions that may be adopted. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall from time to time designate the employees and consultants of the Company who shall be granted Incentive Awards and the amount and type of such Incentive Awards.

           The Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Decisions of the Committee shall be final and binding on all parties.

           The Committee may, in its absolute discretion (i) accelerate the date on which any Option granted under the Plan becomes exercisable, (ii) extend the date on which any Option granted under the Plan ceases to be exercisable, (iii) accelerate the Vesting Date or Issue Date, or waive any condition imposed pursuant to Section 7(b) hereof, with respect to any share of Restricted Stock granted under the Plan and (iv) accelerate the Vesting Date or waive any condition imposed pursuant to Section 8 hereof, with respect to any share of Phantom Stock granted under the Plan.

           In addition, the Committee may, in its absolute discretion, grant Incentive Awards to Participants on the condition that such Participants surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee specifies. Notwithstanding Section 3 hereof, Incentive Awards granted on the condition of surrender of outstanding Incentive Awards shall not count against the limits set forth in such Section 3 until such time as such Incentive Awards are surrendered.

           Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment or service shall be determined by the Committee in its absolute discretion.

           No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.         ELIGIBILITY

           The persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be such full-time employees and consultants (whether full or part time) of the Company as the Committee, in its absolute discretion, shall select from time to time. Notwithstanding the generality of the foregoing, no employee or consultant of the Company shall be eligible to receive Incentive Awards pursuant to this Plan if such person is also entitled to receive an Incentive Award under the terms of his employment or consulting agreement with the Company, or any specialty long term incentive plan or incentive stock plan adopted after the date hereof, unless such employment or consulting agreement or specialty plan expressly provides otherwise.

6.         OPTIONS

           The Committee may grant Options pursuant to the Plan, which Options shall be evidenced by agreements in such form as the Committee shall from time to time approve. Options shall comply with and be subject to the following terms and conditions:

           (a)       Identification of Options

                     All Options granted under the Plan shall be clearly identified in the agreement evidencing such Options as either Incentive Stock Options or as Non-Qualified Stock Options. Consultants shall not be entitled to receive Incentive Stock Options.

           (b)       Exercise Price

                     The exercise price of any Non-Qualified Stock Option granted under the Plan shall be such price as the Committee shall determine on the date on which such Non-Qualified Stock Option is granted; provided, that such price may not be less than the greater of (i) 25% of the Fair Market Value of a share of Common Stock on the date on which such Non-Qualified Stock Option is granted or
                     (ii) the minimum price required by law. Except as provided in Section 6(d) hereof, the exercise price of any Incentive Stock Option granted under the Plan shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date on which such Incentive Stock Option is granted.

           (c)       Term and Exercise of Options

                     (1) Each Option shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on the day on which such Option is granted and set forth in the agreement evidencing the Option; provided, however, that no Option shall be exercisable after the expiration of ten years from the date such Option was granted; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan.

                     (2) Each Option shall be exercisable in whole or in part with respect to whole shares of Common Stock. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. Upon the partial exercise of an Option, the agreement evidencing such Option shall be returned to the Participant exercising such Option together with the delivery of the certificates described in Section 6(c)(5) hereof.

                     (3) An Option shall be exercised by delivering notice to the Company's principal office, to the attention of its Secretary, no fewer than five business days in advance of the effective date of the proposed exercise. Such notice shall be accompanied by the agreement evidencing the Option, shall specify the number of shares of Common Stock with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Participant. The Participant may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case such agreement shall be returned to the Participant. Payment for shares of Common Stock purchased upon the exercise of an Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer or
                               (ii) subject to the approval of the Committee, by tendering previously acquired nonforfeitable, unrestricted shares of Common Stock that have been held by the Participant for at least six months and that have an aggregate Fair Market Value at the time of exercise equal to the total exercise price (including an actual or deemed multiple series of exchanges of such shares), or (iii) partly in shares of Common Stock with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in shares of Common Stock shall be effected by the delivery of such shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

                     (4) Any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (i) the broker-dealer has received from the Participant or the Company a duly endorsed agreement evidencing such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker- dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise, and
                               (iii) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

                     (5) Certificates for shares of Common Stock purchased upon the exercise of an Option shall be issued in the name of the Participant and delivered to the Participant as soon as practicable following the effective date on which the Option is exercised; provided, however, that such delivery shall be effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Participant.

                     (6) During the lifetime of a Participant each Option granted to him shall be exercisable only by him. No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution.

           (d)       Limitations on Grant of Incentive Stock Options

                     (1) The aggregate Fair Market Value of shares of Common Stock with respect to which "incentive stock options" (within the meaning of Section 422, without regard to Section 422(d) of the
                               Code) are exercisable for the first time by a Participant during any calendar year under the Plan (and any other stock option plan of the Company, or any subsidiary of the Company) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted. If such aggregate Fair Market Value of shares of Common Stock underlying such Incentive Stock Options exceeds $100,000, then Incentive Stock Options granted hereunder to such Participant shall, to the extent and in the order required by Regulations promulgated under the Code (or any other authority having the force of Regulations), automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged. In the absence of such Regulations (and authority), or if such Regulations (or authority) require or permit a designation of the options which shall cease to constitute Incentive Stock Options, Incentive Stock Options shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be Non-Qualified Stock Options, but all other terms and provisions of such Incentive Stock Options shall remain unchanged.

                     (2) No Incentive Stock Option may be granted to an individual if, at the time of the proposed grant, such individual owns, directly or indirectly (based on the attribution rules in Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, unless (i) the exercise price of such Incentive Stock Option is at least 110% of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted and (ii) such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

           (e)       Effect of Termination of Employment or Service

                     (1) If the employment or service of a Participant with the Company shall terminate for any reason other than Cause, "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), the voluntary retirement of an employee in accordance with the Company's retirement policy as then in effect, the death of the Participant, then (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one month after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                     (2) If the employment or service of a Participant with the Company shall terminate as a result of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of the Participant, the voluntary retirement of an employee in accordance with the Company's retirement policy as then in effect, or the death of the Participant, then (i) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one year after such termination, on which date they shall expire, and (ii) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no Option shall be exercisable after the expiration of its term.

                     (3) In the event of the termination of a Participant's employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.

           (f)        Acceleration of Exercise Date Upon Change in Control

                     Upon the occurrence of a Change in Control, each Option granted under the Plan and outstanding at such time shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan.

7.         RESTRICTED STOCK

           The Committee may grant shares of Restricted Stock pursuant to the Plan. Each grant of shares of Restricted Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Restricted Stock shall comply with and be subject to the following terms and conditions:

           (a)       Issue Date and Vesting Date

                     At the time of the grant of shares of Restricted Stock, the Committee shall establish an Issue Date or Issue Dates and a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Issue Date and/or Vesting Date for each class. Except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Issue Date with respect to a share of Restricted Stock, a share of Restricted Stock shall be issued in accordance with the provisions of
                     Section 7(d) hereof. Provided that all conditions to the vesting of a share of Restricted Stock imposed pursuant to
                     Section 7(b) hereof are satisfied, and except as provided in Sections 7(c) and 7(f) hereof, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share shall vest and the restrictions of
                     Section 7(c) hereof shall cease to apply to such share.

           (b)       Conditions to Vesting

                     At the time of the grant of shares of Restricted Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Restricted Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

           (c)       Restrictions on Transfer Prior to Vesting

                     Prior to the vesting of a share of Restricted Stock, no transfer of a Participant's rights with respect to such share, whether voluntary or involuntary, by operation of law or otherwise, shall vest the transferee with any interest or right in or with respect to such share, but immediately upon any attempt to transfer such rights, such share, and all of the rights related thereto, shall be forfeited by the Participant and the transfer shall be of no force or effect.

           (d)       Issuance of Certificates

                     (1) Except as provided in Sections 7(c) or 7(f) hereof, reasonably promptly after the Issue Date with respect to shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such shares were granted, evidencing such shares; provided, however, that the Company shall not cause to be issued such a stock certificates unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

                                          The transferability of this
                                          certificate and the shares of stock
                                          represented hereby are subject to the
                                          restrictions, terms and conditions
                                          (including forfeiture and
                                          restrictions against transfer)
                                          contained in the Boots & Coots
                                          International Well Control, Inc.--
                                          2000 Long Term Incentive Plan and an
                                          Agreement entered into between the
                                          registered owner of such shares and
                                          Boots & Coots International Well
                                          Control, Inc. A copy of the Plan and
                                          Agreement is on file in the office of
                                          the Secretary of Boots & Coots
                                          International Well Control, Inc., 777
                                          Post Oak Blvd., Suite 800, Houston,
                                          Texas 77056.

                               Such legend shall not be removed from the certificate evidencing such shares until such shares vest pursuant to the terms hereof.

                     (2)       Each certificate issued pursuant to Paragraph 7
                               (d)(1) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be held by the Company. The Company shall issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.

           (e)       Consequences Upon Vesting

                     Upon the vesting of a share of Restricted Stock pursuant to the terms hereof, the restrictions of Section 7(c) hereof shall cease to apply to such share. Reasonably promptly after a share of Restricted Stock vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, a certificate evidencing such share, free of the legend set forth in Paragraph 7 (d)(1) hereof, together with any other property of the Participant held by Company pursuant to Section 7(d) hereof; provided, however, that such delivery shall be effected for all purposes when the Company shall have deposited such certificate and other property in the United States mail, addressed to the Participant.

           (f)       Effect of Termination of Employment or Service

                     (1) If the employment or service of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Restricted Stock granted to such Participant, a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Restricted Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 7(b). Such portion may equal zero.

                     (2) In the event of the termination of a Participant's employment or service for Cause, all shares of Restricted Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

           (g)       Effect of Change in Control

                     Upon the occurrence of a Change in Control, all shares of Restricted Stock which have not theretofore vested (including those with respect to which the Issue Date has not yet occurred) shall immediately vest.

8.         PHANTOM STOCK

           The Committee may grant shares of Phantom Stock pursuant to the Plan. Each grant of shares of Phantom Stock shall be evidenced by an agreement in such form as the Committee shall from time to time approve. Each grant of shares of Phantom Stock shall comply with and be subject to the following terms and conditions:

           (a)       Vesting Date

                     At the time of the grant of shares of Phantom Stock, the Committee shall establish a Vesting Date or Vesting Dates with respect to such shares. The Committee may divide such shares into classes and assign a different Vesting Date for each class. Provided that all conditions to the vesting of a share of Phantom Stock imposed pursuant to
                     Section 8(c) hereof are satisfied, and except as provided in Section 8(d) hereof, upon the occurrence of the Vesting Date with respect to a share of Phantom Stock, such share shall vest.

           (b)       Benefit Upon Vesting

                     Upon the vesting of a share of Phantom Stock, a Participant shall be entitled to receive in cash, within 90 days of the date on which such share vests, an amount in cash in a lump sum equal to the sum of (i) the Fair Market Value of a share of Common Stock of the Company on the date on which such share of Phantom Stock vests and
                     (ii) the aggregate amount of cash dividends paid with respect to a share of Common Stock of the Company during the period commencing on the date on which the share of Phantom Stock was granted and terminating on the date on which such share vests.

           (c)       Conditions to Vesting

                     At the time of the grant of shares of Phantom Stock, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such shares as it, in its absolute discretion deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares of Phantom Stock, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee at the time of the grant of such shares.

           (d)       Effect of Termination of Employment or Service

                     (1) If the employment or service of a Participant with the Company shall terminate for any reason other than Cause prior to the vesting of shares of Phantom Stock granted to such Participant a portion of such shares, to the extent not forfeited or canceled on or prior to such termination pursuant to any provision hereof, shall vest on the date of such termination. The portion referred to in the preceding sentence shall be determined by the Committee at the time of the grant of such shares of Phantom Stock and may be based on the achievement of any conditions imposed by the Committee with respect to such shares pursuant to Section 8(c). Such portion may equal zero.

                     (2) In the event of the termination of a Participant's employment or service for Cause, all shares of Phantom Stock granted to such Participant which have not vested as of the date of such termination shall immediately be forfeited.

           (e)       Effect of Change in Control

                     Upon the occurrence of a Change in Control, all shares of Phantom Stock which have not theretofore vested shall immediately vest.

9.         STOCK BONUSES

           The Committee may, in its absolute discretion, grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Certificates for shares of Common Stock granted as a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.

10.        CASH BONUSES

           The Committee may, in its absolute discretion, grant in connection with any grant of Restricted Stock or Stock Bonus or at any time thereafter, a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Restricted Stock or Stock Bonus on such date. A Cash Bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such Cash Bonus.

11.        ADJUSTMENT UPON CHANGES IN COMMON STOCK

           (a)       Outstanding Restricted Stock and Phantom Stock

                     Unless the Committee in its absolute discretion otherwise determines, if a Participant receives any securities or other property (including dividends paid in cash) with respect to a share of Restricted Stock, the Issue Date with respect to which occurs prior to such event, but which has not vested as of the date of such event, as a result of any dividend, stock split recapitalization, merger, consolidation, combination, exchange of shares or otherwise, such securities or other property will not vest until such share of Restricted Stock vests, and shall be held by the Company pursuant to Paragraph 7 (d) (2) hereof. The Committee may, in its absolute discretion, adjust any grant of shares of Restricted Stock, the Issue Date with respect to which has not occurred as of the date of the occurrence of any of the following events, or any grant of shares of Phantom Stock, to reflect any dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change as the Committee may deem appropriate to prevent the enlargement or dilution of rights of Participants under the grant.

           (b) Outstanding Options, Increase or Decrease in Issued Shares Without Consideration.

                     Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares and the exercise price per share of Common Stock subject to each outstanding Option.

           (c)       Outstanding Options, Certain Mergers

                     Subject to any required action by the shareholders of the Company, if the Company shall be the surviving corporation in any merger or consolidation (except a merger of consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option outstanding on the date of such merger or consolidation shall entitle the Participant to acquire upon exercise the securities which a holder of the number of shares of Common Stock subject to such Option would have received in such merger or consolidation.

           (d)       Outstanding Options, Certain Other Transactions

                     In the event of a dissolution or liquidation of the Company, a sale of all or substantially all of the Company's assets, a merger or consolidation involving the Company in which the Company is not the surviving corporation or a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                     (1) cancel, effective immediately prior to the occurrence of such event, each Option outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Option was granted an amount in cash, for each share of Common Stock subject to such Option equal to the excess of
                               (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

                     (2) provide for the exchange of each Option outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Option is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or, if appropriate, provide for a cash payment to the Participant to whom such Option was granted in partial consideration for the exchange of the Option.

           (e)       Outstanding Options/Other Changes

                     In the event of any change in the capitalization of the Company or corporate change other than those specifically referred to in Sections 11(b), (c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Options outstanding on the date on which such change occurs and in the per share exercise price of each such Option as the Committee may consider appropriate to prevent dilution or enlargement of rights.

           (f)       No Other Rights

                     Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Incentive Award or the exercise price of any Option.

12.        RIGHTS AS A SHAREHOLDER

           No person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Incentive Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 11 hereof, no adjustment to any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

13.        NO SPECIAL EMPLOYMENT RIGHTS; NO RIGHT TO INCENTIVE AWARD

           Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment or service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate employment or consulting agreement to the contrary, at any time to terminate such employment or service or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

           No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

14.        SECURITIES MATTERS

                     (a) The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

                     (b) The exercise of any Option granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which shares of Common Stock are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of shares of Common Stock pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option granted hereunder. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

15.        WITHHOLDING TAXES

           Whenever shares of Common Stock are to be issued upon the exercise of an Option, the occurrence of the Issue Date or Vesting Date with respect to a share of Restricted Stock or the payment of a Stock Bonus, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, occurrence or payment prior to the delivery of any certificate or certificates for such shares. In addition, upon the grant of a Cash Bonus or the making of a payment with respect to a share of Phantom Stock, the Company shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or grant. No payment shall be made and no shares of Common Stock shall be issued pursuant to any Incentive Award unless and until the applicable tax withholding obligations have been satisfied.

16.        AMENDMENT OF THE PLAN

           The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders no revision or amendment shall (i) except as provided in Section 11 hereof, increase the number of shares of Common Stock that may be issued as Incentive Options under the Plan, (ii) materially increase the benefits accruing to individuals holding Incentive Awards granted pursuant to the Plan or (iii) materially modify the requirements as to eligibility for participation in the Plan.

17.        NO OBLIGATION TO EXERCISE

           The grant to a Participant of an Option shall impose no obligation upon such Participant to exercise such Option.

18.        TRANSFERS UPON DEATH

           Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Incentive Award.

19.        EXPENSES AND RECEIPTS

           The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

20.        FAILURE TO COMPLY

           In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement executed by such Participant evidencing an Incentive Award, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part as the Committee, in its absolute discretion, may determine.

21.        EFFECTIVE DATE AND TERM OF PLAN

           The Plan was adopted by the Board of Directors effective September 5, 2000, subject to approval by the shareholders of the Company in accordance with applicable law, the requirements of Sections 162(m) and 422 of the Code, and the requirements of Rule 16b-3 under Section 16(b) of the Exchange Act. No Incentive Award may be granted under the Plan after September 5, 2010. Incentive Awards may be granted under the Plan at any time prior to the receipt of such shareholder approval; provided, however, that each such grant shall be subject to such approval. Without limitation on the foregoing, no Option may be exercised prior to the receipt of such approval, no share certificate shall be issued pursuant to a grant of Restricted Stock or Stock Bonus prior to the receipt of such approval and no Cash Bonus or payment with respect to a share of Phantom Stock shall be paid prior to the receipt of such approval. If the Plan is not approved by the Company's shareholders, then the Plan and all Incentive Awards then outstanding hereunder shall forthwith automatically terminate and be of no force and effect.

           IN WITNESS WHEREOF, this Plan has been executed in Houston, Texas this 5th day of September, 2000.

                                          BOOTS & COOTS INTERNATIONAL WELL
                                          CONTROL, INC.




                                          By______________________________
                                          Name:___________________________
                                          Title:__________________________

                                                                    APPENDIX B

                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
                                    CHARTER


I.        PURPOSE

This Charter ("Charter") shall govern the operations of the Audit Committee ("Committee") of the Board of Directors ("Board") of Boots & Coots International Well Control, Inc., a Delaware corporation ("Corporation"). The purpose of the Charter is to assist and direct the Board in fulfilling its oversight responsibilities by conducting thorough reviews of: financial statements and reports provided by the Corporation to the government or to the public; the Corporation's systems of internal controls regarding finance, accounting, and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this purpose, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Corporation's policies, procedures and practices at all levels. The Committee's primary responsibilities are to:


       o Monitor the Corporation's financial reporting processes and systems of internal controls regarding finance and accounting.


       o Monitor the independence and performance of the Corporation's independent auditors.


       o Provide an avenue of communication among the Board, the independent auditors, and financial and senior management of the Corporation.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation and, for this purpose, to retain on behalf of the Committee outside counsel or other experts.


II.       COMPOSITION

The Committee shall be comprised of three or more directors. Except as provided below, each member of the Committee shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of that person's independent judgment as a member of the Committee, and each member of the Committee shall meet all requirements for independence promulgated by the American Stock Exchange, as applicable to the Corporation. Notwithstanding the foregoing, one member of the Committee may be a person that does not meet the independence requirements of the American Stock Exchange provided that the Board determines it to be in the best interests of the Corporation and its shareholders that such person serve on the Committee, and the Board discloses the reasons for the determination in the Corporation's next annual proxy statement.


Each member of the Committee shall be able to read and understand fundamental financial statements, and at least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background that results in that member's financial sophistication.

Members of the Committee shall be elected by the Board at the annual meeting of the Board to serve until their successors are duly elected and qualified. If a member is unable to serve a full term, the Board shall select a replacement. Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee.


III.      MEETINGS

The Committee shall meet at least four times annually, and more frequently as circumstances dictate. The Committee, or its Chairman, shall communicate each quarter with the independent auditors and management to review the Corporation=s interim financial statements in accordance with Section V.2., below. The Committee shall meet at least annually with management and the independent auditors in accordance with Section V.3., below. Such meetings and communications shall be, either in person or by conference telephone call, and shall be separate or together, at the discretion of the Committee.

IV.        ACCOUNTABILITY

The independent auditor=s shall be ultimately accountable to the Board and the Committee, as representatives of the Corporation's shareholders. The Committee shall have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors.


V.        RESPONSIBILITIES

The responsibility of the Committee shall be to oversee the Corporation=s financial reporting process on behalf of the Board and to report the results of such oversight activities to the Board and to the shareholders of the Corporation. The responsibility of management is to prepare the Corporation=s financial statements. The responsibility of the independent auditors is to audit those financial statements. To fulfill its responsibilities the Committee shall:

DOCUMENTS/REPORTS REVIEW

1. Review and reassess the adequacy of this Charter, at least annually, as conditions dictate.

2. Prior to filing, review each Form 10-Q Quarterly Report for the Corporation with management and the independent auditors, in accordance with Statement on Auditing Standards No. 71 ("SAS No. 71"), and considering Statement on Auditing Standards No. 61 ("SAS No. 61"), as amended by SAS 90, as it relates to interim financial information.

3. Prior to filing, review and discuss the audited financial statements of the Corporation with management and the independent auditors, with specific attention to those matters required to be discussed by SAS No. 61, as amended by SAS 90.

4. Receive that formal written statement required by Independence Standards Board Standard No. 1 ("ISB Standard No. 1") from the independent auditors and discuss with them that statement and their independence from management and the Corporation.

5. Based on the review and discussions set forth above, determine whether to recommend to the Board that the audited financial statements of the Corporation be included in its Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

6. Ascertain whether the members of the Committee continue to be independent (as heretofore defined) with respect to management and the Corporation.

7. Review as received the regular internal reports to management prepared by the financial staff and discuss them with management as necessary.

8. Review the appointment and replacement of the senior internal audit executive.

INDEPENDENT AUDITORS

9. Prior to commencement of work on the annual audit by the independent auditors, discuss with them the overall scope and plan for their audit and discuss with management and the independent auditors the adequacy and effectiveness of the Corporation=s accounting and financial controls.

10. Review and recommend annually to the Board the selection of the Corporation=s independent auditors.

FINANCIAL REPORTING PROCESSES

11. Review and discuss with the independent auditors their evaluation of the Corporation=s financial reporting processes, both internal and external.

12. Review and discuss with the independent auditors= their judgment about the quality and appropriateness of the Corporation=s accounting principles as applied in its financial reporting.

PROCESS IMPROVEMENT

13. Review and discuss with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been or can be implemented.

LEGAL MATTERS

14.  Review, with the Corporation=s counsel (a) legal compliance matters and
     (b) other legal matters that could have an impact on the Corporation=s financial statements.

                                     PROXY

                 BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                      BOARD OF DIRECTORS OF BOOTS & COOTS
                        INTERNATIONAL WELL CONTROL, INC.

           The undersigned hereby appoints Larry H. Ramming and Jerry L. Winchester, and each of them, as proxies for the undersigned, with full power to appoint a substitute, and hereby authorizes each to represent and to vote, as designated below, all shares of the (i) common stock, par value $.00001 per share; (ii) 10% Junior Redeemable Convertible Preferred Stock, par value $.0001 per share; (iii) Series A Cumulative Senior Preferred Stock, par value $.0001 per share; (iv) Series B Convertible Preferred Stock, par value $.0001 per share; (v) Series C Convertible Junior Preferred Stock, par value $.0001 per share or (vi) Series D Cumulative Junior Preferred Stock, par value $.00001 per share, of Boots & Coots International Well Control, Inc. (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held at the J.W. Marriott, 5150 Westheimer Road, Houston, Texas 77056, on Wednesday, October 25, 2000, at 3:00 p.m., local time (the "Meeting"), or at any and all postponements, continuations or adjournments thereof.

           Only holders of record of the Company's capital stock at the close of business on September 7, 2000, will be entitled to notice of and to vote at the Meeting or any adjournments thereof, notwithstanding the transfer of any stock on the books of the Company after such record date. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. In their discretion, proxies named above are authorized to vote upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

           The Board recommends a vote FOR the proposals.

1. Proposal to elect eight directors into three classes of Directors to serve as follows: three Class I directors for a term of one year, three Class II directors for a term of two years and two Class III directors for a term of three years or until their successors are elected and qualified. The Board of Directors recommends a vote for the following nominees: Class I: (1) Larry H. Ramming , (2) Edward J. DiPaolo and (3) Thomas L. Easley; Class II: (4) Jerry L. Winchester,
     (5) W. Richard Anderson and (6) Tracy S. Turner; and Class III: (7) Brian Krause and (8) K. Kirk Krist.

      FOR ALL NOMINEES  [_]                     WITHHOLD ALL NOMINEES  [_]

      WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) OF NOMINEE(S) BELOW [_]

      Use Number Only: __________________________

2. Proposal to amend the Company's Amended and Restated Certificate of Incorporation to:

      (i) increase the number of authorized shares of common stock, par value $.00001 per share, of the Company from 50,000,000 to 125,000,000

      FOR   [_]           AGAINST   [_]                  ABSTAIN  [_]

      and (ii) delete provisions that prohibit the issuance of shares of Common Stock and Preferred Stock to officers, directors and 10% stockholders without a vote of a majority in interest of the disinterested stockholders of the Company.

      FOR   [_]           AGAINST   [_]                  ABSTAIN  [_]

3.    Proposal to approve the 2000 Long Term Incentive Plan.

      FOR   [_]           AGAINST   [_]                  ABSTAIN  [_]

                 [_] Mark here for address change and note below.

      PLEASE READ INSTRUCTIONS ON THE REVERSE SIDE AND EXECUTE

           Please sign below exactly as name appears on this Proxy Form. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized persons.

           The undersigned acknowledges receipt of the Notice of said Annual Meeting and the Proxy Statement dated __________________, 2000 by signing this proxy.

 _                                _
|                                  |   ----------------------------------
                                       (Number of Shares)
(Paste mailing label from
Transfer Agent here)
                                       --------------------------------------
                                       (Signature of Stockholder)
|_                                _|

Dated: ____________, 2000              --------------------------------------
                                       (Additional Signatures, if held jointly)

                                       --------------------------------------
                                       (Title or Authority, if applicable)


Please mark boxes /X/ in ink. Sign, date and return this Proxy Form promptly using the enclosed envelope.


Change of Address:

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